UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2013

TELANETIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51995	77-0622733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11201 SE 8th Street, Suite 200, Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 621-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 26, 2013, Rob Cain resigned as Chief Operating Officer of Telanetix, Inc. (the “Company”).  Mr. Cain will remain employed by the Company as Operating Advisor, a non-executive position, with reduced salary and benefits from his current levels.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

Telanetix, Inc.

Dated: February 28, 2013	By:	/s/ Paul C. Bogonis
Paul C. Bogonis
Chief Financial Officer